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DUPREE MUTUAL FUNDS

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DUPREE MUTUAL FUNDS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 26, 2016

September 20, 2016

The Annual Meeting of Shareholders of Dupree Mutual Funds, a Kentucky business trust, (the “Trust”), will be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, Kentucky 40507, on Wednesday, October 26, 2016, at 10:00 A. M., Lexington time, for the following purposes:

1.	Election of Trustees;

2.	Ratification of selection of Ernst & Young LLP as the independent certified public accountants for the Trust for the year ending June 30, 2017; and

3.	Other business.

Shareholders are cordially invited to meet with the officers and Trustees of the Trust prior to the meeting, beginning at 9:30 A.M. at the Hilton Lexington Downtown Hotel. This notice of annual meeting, proxy statement and proxy are first being delivered, mailed or transmitted to shareholders on September 20, 2016.

MICHELLE M. DRAGOO

Secretary

125 South Mill Street

Lexington, Kentucky 40507

YOUR VOTE IS IMPORTANT!

Shareholders of record on September 7, 2016 are urged to read carefully and follow the instructions on the enclosed proxy card, indicate their choices as to each of the matters to be acted upon, and to date, sign, and return the completed and signed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

You may also vote by internet by going to the website www.proxyvote.com and following the instructions on the website, or by telephone by calling 1-800-690-6903, or in person at the annual meeting. Broadridge Financial Solutions, Inc. (“Proxy Solicitor”) has been engaged by the Trust to assist in the proxy solicitation process. In connection with internet and telephone voting, the Proxy Solicitor and the Trust will use procedures designed to authenticate each shareholder’s identity, to allow the shareholder to authorize the voting of his or her shares in accordance with the shareholder’s instructions, and to confirm that the shareholder’s instructions have been properly recorded.

Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON OCTOBER 26, 2016

This Proxy Statement and the 2016 Annual Report are available at: http://www.dupree-funds.com/forms.html

DUPREE MUTUAL FUNDS

Annual Meeting of Shareholders

October 26, 2016

PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Dupree Mutual Funds, a Kentucky business trust, (the “Trust”), for use at the Annual Meeting of Shareholders of the Trust to be held on Wednesday, October 26, 2016, 10:00 A.M. Lexington time at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, Kentucky 40507 and at any and all adjournments thereof. This Proxy Statement and related proxy card are first being delivered, mailed or transmitted to shareholders beginning on September 20, 2016.

Shareholders of the Trust of record on September 7, 2016 are being asked to vote in favor of the nominees of the Board of Trustees of the Trust; and in favor of ratification of the selection of Ernst & Young to serve as independent certified public accountants for the Trust for the year ending June 30, 2017.

If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholders. You may vote by internet by going to the website www.proxyvote.com and following the instructions provided on the website or you may vote by telephone by calling 1-800-690-6903 and following the instructions. You may also vote in person at the Annual Meeting. You may contact Dupree Mutual Funds at 1-800-866-0614 or 859-254-7741 for additional assistance. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Executed proxies that are unmarked will be voted as follows:

All Series:

1.	For the nominees of the Board of Trustees of the Trust in the election of Trustees;

2.	In favor of ratification of the selection of Ernst & Young, LLP to serve as independent certified public accountants for the Trust for the year ending June 30, 2017; and

3.	In favor of Proxy Holders’ use of discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof.

	1. ELECTION OF TRUSTEES	2. RATIFY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT	3. USE OF PROXY HOLDERS’ DISCRETION
Alabama Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Kentucky Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Kentucky Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Mississippi Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
North Carolina Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
North Carolina Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Tennessee Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Tennessee Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Intermediate Government Bond Series	CUMULATIVE VOTE	VOTE	VOTE
Taxable Municipal Bond Series	CUMULATIVE VOTE	VOTE	VOTE

A representative from Broadridge Financial Solutions, Inc. (“Broadridge”) will determine if a quorum is present and will tabulate the votes and serve as an inspector of election for the annual meeting. An additional inspector will be present at the meeting.

As of September 7, 2016, the record date, there were 175,316,393.045 shares of beneficial interest of the Trust outstanding, being comprised of

2,364,845.332	Shares of Alabama Tax-Free Income Series
127,261,956.801	Shares of Kentucky Tax-Free Income Series
16,056,694.598	Shares of Kentucky Tax-Free Short-to-Medium Series
907,493.491	Shares of Mississippi Tax-Free Income Series
12,957,673.524	Shares of North Carolina Tax-Free Income Series
2,300,950.752	Shares of North Carolina Tax-Free Short-to-Medium Series
9,682,598.866	Shares of Tennessee Tax-Free Income Series
1,053,510.383	Shares of Tennessee Tax-Free Short-to-Medium Series
1,617,971.491	Shares of Intermediate Government Bond Series
1,112,697.807	Shares of Taxable Municipal Bond Series

all having no par value. As of September 7, 2016, no person was known to the Trust to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Kentucky Tax-Free Income Series.

As of September 7, 2016, the following persons were known to the Trust to be beneficial owners of shares of more than five percent (5%) of the outstanding shares of the following Series:

Name(s) and Address of Beneficial Owner(s)	Number of Shares and Nature of Beneficial Ownership	Percent of Shares Outstanding Held
Alabama Tax-Free Income Series

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	245,698.318 Shared investment and voting power	10.39%

National Financial Services LLC FEBO BB&T Company DBA Wilbranch & Company 223 West Nash Street Wilson, NC 27893	230,013.218 Shared investment and voting power	9.73%

Kentucky Tax-Free Short-to-Medium Series

National Financial Services LLC FEBO CEBANTCO as nominee agent for Central Bank and Trust Company 300 West Vine Street Lexington, KY 40507	1,949,361.479 Shared investment and voting power	12.14%

Unified Trust Company 2353 Alexandria Drive Suite 100 Lexington, KY 40504	956,446.404 Shared investment and voting power	5.96%

Mississippi Tax-Free Income Series

National Financial Services LLC FEBO Trustmark National Bank 248 East Capitol Street Jackson, MS 39201	262,489.881 Shared investment and voting power	28.92%

National Financial Services LLC FEBO Chew Investments LLC 345 Richardson Road Ridgeland, MS 39157	67,455.242 Sole investment power	7.43%

Martha A. Fulton 2181 Highway 82 West Greenville, MS 38701	46,114.170 Sole investment power	5.08%

NC Tax-Free Income Series

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	1,902,449.268 Shared investment and voting power	14.68%

National Financial Services LLC FEBO BB&T Company DBA Wilbranch & Company 223 West Nash Street Wilson, NC 27893	1,597,088.226 Shared investment and voting power	12.32%

Name(s) and Address of Beneficial Owner(s)	Number of Shares and Nature of Beneficial Ownership	Percent of Shares Outstanding Held
NC Tax-Free Income Series (continued)

National Financial Services LLC FEBO AMG National Trust Bank 6295 Greenwood Plaza Boulevard Greenwood Village, CO 80111	1,034,918.929 Shared investment and voting power	7.99%

NC Tax-Free Short-to-Medium Series

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	446,186.432 Shared investment and voting power	19.38%

Henry W. Burnett 641 Oaklawn Avenue Winston Salem, NC 27104	254,389.002 Sole investment power	11.05%

TN Tax-Free Income Series

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	2,326,356.998 Shared investment and voting power	24.03%

TN Tax-Free Short-to-Medium Series

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	244,683.968 Shared investment and voting power	23.23%

George Herda 9391 Whittingham Drive Brentwood, TN 37027-8462	54,691.709 Sole investment power	5.19%

Intermediate Government Bond Series

Hospice of Lake Cumberland 100 Parkway Drive Somerset KY 42503	113,595.914 Shared investment and voting power	7.02%

Taxable Municipal Bond Series

Hardin County Water District No. 2 Elizabethtown, KY 42702-0970	323,235.903 Shared investment and voting power	29.05%

National Christian Charitable Foundation 11625 Rainwater Drive, Suite 500 Alpharetta, GA 30004	282,112.037 Shared investment and voting power	25.35%

Vanguard Brokerage Services 455 Devon Park Drive Wayne, PA 19087	110,686.970 Shared investment and voting power	9.95%

As of September 7, 2016, the current Trustees, and Officers of the Trust, as a group beneficially owned 1.56% directly or indirectly of the Kentucky Tax-Free Income Series.

Name(s) and Address of Beneficial Owner(s)	Number of Shares and Nature of Beneficial Ownership	Percent of Shares Outstanding Held
Kentucky Tax-Free Income Series

James C. Baughman, Jr. 1999 Richmond Road Suite 2A Lexington, KY 40502	21,933.081 Shared investment and voting power	.02%

William A. Combs, Jr. 111 Woodland Avenue #510 Lexington, KY 40502-6423	817,389.777 Shared investment and voting power(1)	.64%

C. Timothy Cone 201 West Short Street Lexington, KY 40507	90,868.187 Shared investment and voting power(2)	.07%

Ann Rosenstein Giles 343 Waller Avenue, Suite 100 Lexington, KY 40504	1,346.323 Sole investment and voting power	.00%

Marc A Mathews, CPA, CTP 2104 Lakeside Drive Lexington, KY 40502	6.203.867 Sole investment and voting power	.00%

Thomas P. Dupree, Sr. P.O. Box 1149 Lexington, KY 40588	955,874.752 Shared investment and voting power(3)	.75%

Gay M. Elste P.O. Box 28 Versailles, KY 40383	65,260.378 Sole investment and voting power	.05%

Allen E. Grimes, III P.O. Box 1149 Lexington, KY 40588	37,341.655 Shared investment and voting power(4)	.03%

Michelle Dragoo P.O. Box 1149 Lexington, KY 40588	1,143.906 Shared investment and voting power	.00%

Vince Harrison P.O. Box 1149 Lexington, KY 40588	132.382 Sole investment and voting power	.00%

(1)	688,639.884 sole investment and voting power; 128,749.893 beneficial ownership only-legal ownership and voting power in others
(2)	68,378.478 sole investment and voting power; 18,052.566 beneficial ownership only-legal ownership in others; 4,437.143 legal ownership and voting power-beneficial ownership in others
(3)	431,271.580 sole investment and voting power; 330,869.862 shared investment and voting power; 193,733.310 beneficial ownership only-legal ownership and voting power in others
(4)	13,173.340 sole investment and voting power; 24,168.315 beneficial ownership only-legal ownership in others

As of September 7, 2016, the current Trustees, and Officers of the Trust, as a group beneficially owned 1.41% directly or indirectly of the Kentucky Tax-Free Short-to-Medium Series.

Name(s) and Address of Beneficial Owner(s)	Number of Shares and Nature of Beneficial Ownership	Percent of Shares Outstanding Held
Kentucky Tax-Free Short-to-Medium Series

C. Timothy Cone 201 West Short Street Lexington, KY 40507	76,824.661 Shared investment and voting power(1)	.48%

Thomas P. Dupree, Sr. P.O. Box 1149 Lexington, KY 40588	148,658.850 Sole investment and voting power	.93%

Allen E. Grimes, III P.O. Box 1149 Lexington, KY 40588	360.793 Shared investment and voting power(2)	0.00%

(1)	33,286.362 sole investment and voting power; 3,186.501 beneficial ownership only-legal ownership in others; 40,351.798 legal ownership and voting power-beneficial ownership in others
(2)	Beneficial ownership only – legal ownership in others

As of September 7, 2016, the current Trustees and Officers of the Trust, as a group beneficially owned directly or indirectly less than 1% of the Intermediate Government Bond Series

A copy of the Annual Report of Dupree Mutual Funds for the fiscal year ended June 30, 2016, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on September 7, 2016, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting. Copies of the Annual Report may be obtained by shareholders free of charge by contacting the Trust at: Dupree Mutual Funds, P.O. Box 1149, Lexington, KY, 40588-1149 or calling (800) 866-0614. Copies of the Annual Report will be mailed by first class mail or other equally prompt means within one business day of receipt of the request. Copies of the Annual Report may also be viewed via the Internet at www.dupree-funds.com.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Trust held as of the record date except with respect to the election of Trustees, as to which cumulative voting shall apply. Cumulative voting allows a shareholder to multiply the number of votes they are entitled to cast by the number of Trustees for whom they are entitled to vote and cast the product of the multiplication for a single nominee or distribute the product among two (2) or more nominees. In accordance with Kentucky law, shares owed by three or more persons as co-fiduciaries will be voted in accordance with the will of the majority of such fiduciaries, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust.

A majority of the shares of the Trust entitled to vote shall constitute a quorum for the transaction of business. A majority of the shares voted, at a meeting where a quorum is present, shall decide any questions, except where a different vote is specified by the Investment Company Act of 1940, and a plurality shall elect a Trustee. If no instruction is given on a proxy, the proxy will be voted in favor of the nominees as trustees, in favor of selection of Ernst & Young LLP to serve as independent certified public accountants, and in favor of use of Proxy Holders discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof. Abstentions and broker no-votes will not count toward a quorum though they will be counted with the majority of votes cast on any item of business if a quorum is present. With respect to proposals requiring approval of a majority of shareholders under the Investment Company Act of 1940 abstentions and broker no-votes will count towards a quorum. This will have the effect of a vote against those proposals. Abstentions and broker no-votes will not affect the outcome of the vote for Trustees.

The costs of the meeting, including the solicitation of proxies, will be paid by the Trust. The Annual Meeting of Shareholders is required to be held pursuant to the Declaration of Trust, and the expense of the meeting, including such items as printing, postage, meeting room, Proxy Solicitor are considered to be reasonable business expenses. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, officers and Trustees of the Trust may solicit proxies in person or by telephone.

The date of this Proxy Statement is September 20, 2016.

1. ELECTION OF TRUSTEES

The Trust’s Board of Trustees has nominated the five (5) persons listed below for election as Trustees for the ensuing year, each to hold office until the 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All of the nominees are members of the present Board of Trustees of the Trust and all of the nominees are independent of the Trust’s Investment Adviser. The Trustees have determined to have the Board of Trustees be 100% independent. This means that the Trustees’ sole objective is to represent the shareholders of the Trust. Officers of the Investment Adviser will serve as officers of the Trust and attend all meetings of the Board of Trustees.

A shareholder using the enclosed form of proxy can vote for all or any of the nominees of the Board of Trustees or can withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked it will be voted for all of the nominees. Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Trust may recommend.

In electing Trustees, shareholders are entitled to exercise cumulative voting rights. Under cumulative voting, each shareholder has the right to cast, in person or by proxy, an aggregate amount of votes equal to the number of shares held by such shareholder, multiplied by the number of Trustees to be elected, and the shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. The accompanying form of proxy confers cumulative voting rights on the persons named thereon as proxies.

Nominees for Trustee

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years

William A. Combs, Jr. 111 Woodland Ave, #510 Lexington, KY 40502 Age: 76	Chairman of the Board of Trustees and Trustee of Dupree Mutual Funds	One Year Term; 28 Years of Service	Officer, Director: Mercedes-Benz of Cincinnati, Ohio (1988-2016); Mercedes-Benz of West Chester, Ohio (2003- 2016)	10	N/A

James C. Baughman, Jr. 1999 Richmond Road Suite 2A Lexington, KY 40502 Age: 53	Trustee	One Year Term; 9 Years of Service	President, CJN Advisors, LLC (2013-present; business consulting); President, Blue Horse Entries, LLC (2014 to present; online business support services for equestrian events); Chief Executive Officer, Secretary, Treasurer, Director Office Suites Plus, Inc. (1998-2013; executive office space rental)	10	Advisory Board, Community Trust Bank, Lexington, KY

C. Timothy Cone 201 West Short Street Lexington, KY 40507 Age: 72	Trustee of Dupree Mutual Funds and Chair of Nominating Committee	One Year Term; 14 Years of Service	Of Counsel, Gess, Mattingly & Atchison, P.S.C. (law firm; President 1994-2016)	10	N/A

Nominees for Trustee (Continued)

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years

Ann Rosenstein Giles 343 Waller Avenue, Suite 100 Lexington, KY 40504 Age: 64	Trustee of Dupree Mutual Funds and Chair of Valuation Committee	One Year Term; 5 Years of Service	AJ Marketing Partners (self-employed marketing consultant; 1987-present)	10	N/A

Marc A. Mathews, CPA, CTP 2104 Lakeside Drive Lexington, KY 40502 Age: 58	Trustee of Dupree Mutual Funds and Chair of Audit Committee	One Year Term 5 Years of Service	Vice President for Finance and Business, Transylvania University (2009-present)	10	Director, Bank of the Bluegrass

Ms. Giles and Messrs. Baughman, Combs, Cone and Mathews currently serve as Trustees of Dupree Mutual Funds and are standing for re-election. Set forth below is certain biographical information about the Trustee nominees, including a description of the specific experience, qualifications, attributes and skills that led to the conclusion that the person should serve as a member of our Board in light of the Trust’s business and structure.

James C. Baughman, Jr. — Mr. Baughman served until May, 2013 as the Chief Executive Officer, Secretary, Treasurer, and as a Director of Office Suites Plus, Inc. and its wholly owned subsidiary, Office Suites Plus Properties, Inc. (collectively “Office Suites Plus”). Office Suites Plus was a privately held business that provided high quality office and conference facilities with advanced technology and support services to corporations. Mr. Baughman is President of CJN Advisors, LLC , a business consulting firm and is also President of Blue Horse Entries, LLC, an online business supporting equestrian sport horse competitions and clinics. Mr. Baughman’s educational background is in the area of finance. His individual qualifications and skills include board-level and senior executive experience in the areas of corporate governance, strategic planning, finance and accounting, operations and marketing, real estate and technology.

William A. Combs, Jr. — Mr. Combs currently served as an Officer and Director of Mercedes-Benz of Cincinnati, Ohio, Mercedes-Benz of West Chester, Ohio until 2016. He previously served as an Officer and Director of a family controlled lumber and supply business. His individual qualifications and skills include senior management experience, corporate governance, finance, strategic thinking and consensus building. Mr. Combs has served in leadership roles on numerous local civic boards.

C. Timothy Cone — Mr. Cone currently serves as Of Counsel to Gess, Mattingly & Atchison, P.S.C., a law firm based in Lexington, Kentucky. He previously served as President of the firm from 1994-2016. The principal areas of his law practice relate to Business Organizations and Transactions and Commercial Lending and Real Estate. His individual qualifications and skills include senior management experience in the areas of business formations, mergers and acquisitions, corporate governance, and strategic thinking. Mr. Cone has extensive experience with the Kentucky thoroughbred industry and he has served in leadership roles on numerous local civic boards.

Ann Rosenstein Giles — Ms. Giles is a self-employed marketing consultant. She has worked in various capacities in the advertising and marketing field in New York, Michigan, and Kentucky. Her individual qualifications and skills include senior management experience, marketing and advertising, strategic thinking, and business development.

Marc A. Mathews — Mr. Mathews serves as Vice President for Finance and Business for Transylvania University, a Lexington private institution of higher education. Mr. Mathews previously served as Treasurer and Controller of the University of Kentucky, and Senior Audit Manager for Pricewaterhouse Coopers, L.L.P. Mr. Mathews’ educational background is in Business

Administration and Accounting, and he is a Certified Public Accountant and a Certified Treasury Professional. Mr. Mathews serves or has served on numerous local civic boards. His individual qualifications include senior management experience, corporate governance, finance, strategic thinking and consensus building.

Officers of the Trust (Not nominees for Trustee)

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers	Other Directorships Held by Officers

Thomas P. Dupree, Sr. 125 South Mill Street Lexington, KY 40507 Age: 86	President of Dupree Mutual Funds Elected President by Trustees	One Year Term; 37 Years of Service	Chairman, Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Allen E. Grimes, III 125 South Mill Street Lexington, KY 40507 Age: 54	Executive Vice President; elected Executive Vice President by Trustees	One Year Term; 11 Years of Service	President, Dupree & Company, Inc. (broker/dealer/investment adviser);	N/A	N/A

Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507 Age: 55	Vice President, Secretary, Treasurer; elected Vice President, Secretary & Treasurer by Trustees	One Year Term; 19 Years of Service as Vice President, 17 Years of Service as Secretary, Treasurer	Vice President, Secretary, Treasurer of Dupree & Company, Inc. (broker/dealer/ investment adviser)	N/A	N/A

Vince Harrison 125 South Mill Street Lexington, KY 40507 Age:45	Assistant Secretary, Assistant Treasurer; elected by Trustees	One Year Term; 1 Year of Service	Vice President of Dupree & Company, Inc. (broker/dealer/ investment adviser)	N/A	N/A

Gay M. Elste P.O. Box 28 Versailles, KY 40383 Age: 65	Compliance Officer; elected by Trustees	One Year Term; 12 Years of Service as Compliance Officer; 35 Years of Service as legal counsel to Trust	Attorney at Law, Darsie & Elste; Anstruther Farm (cattle farming)	N/A	N/A

For the fiscal year ended June 30, 2016, the Trust paid to Dupree & Company, Inc. investment advisory fees and transfer agent fees totaling $7,555,133

During the past five years none of the “Non-Interested” Trustees or any of their immediate family members has had any direct or indirect interest in the investment adviser of the Trust or of any entity having any direct or indirect control of the investment adviser.

Name of Trustee	Dollar Range of Equity Securities in the Trust as of September 7, 2016
James C. Baughman, Jr.	Over $100,000
William A. Combs, Jr.	Over $100,000
C. Timothy Cone	Over $100,000
Ann Rosenstein Giles	$10,001 - $50,000
Marc A. Mathews	$10,001 - $50,000

COMPENSATION FROM THE TRUST

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Trust Complex Paid to Trustees/ Legal Counsel & Compliance Officer
James C. Baughman, Jr. Trustee	$29,000	None-No Pension or Retirement Plan	None	$29,000
William A. Combs, Jr. Chairman, Trustee	$29,000	None-No Pension or Retirement Plan	None	$29,000
C. Timothy Cone Trustee	$29,000	None-No Pension or Retirement Plan	None	$29,000
Ann Rosenstein Giles Trustee	$29,000	None-No Pension or Retirement Plan	None	$29,000
Marc A. Mathews Trustee	$29,000	None-No Pension or Retirement Plan	None	$29,000
Gay M. Elste Compliance Officer Legal Counsel	$47,987.50-Legal Services; $39,235.65- Compliance Officer	None-No Pension or Retirement Plan	None	$87,223

The Board of Trustees has authorized the payment of a fee of $25,000 to each of the non-interested Trustees for the fiscal year ending June 30, 2017, plus a fee of $2,000 to each of the non-interested Trustees for each audit committee meeting attended.

The Board of Trustees has an audit committee, a nominating committee, and a valuation committee each comprised of all of the non-interested trustees, but it does not have an executive committee. The audit committee, the nominating committee and the valuation committee have been established pursuant to the Trust’s By-laws and not by separate charter. The audit committee receives the SEC required communication from the independent auditor, meets with the independent auditor to discuss the annual audit, internal controls and any additional issues or concerns identified by the auditor or Trustees. The audit committee also meets with the investment adviser/transfer agent to discuss the annual audit, internal controls and any additional issues. The audit committee then recommends to the Board of Trustees that the audited financial statements be included in the Annual Report to shareholders. The audit committee selects the independent auditor and recommends ratification of the selection to the Board of Trustees and shareholders of the Trust, identifies to the independent auditor any matters to be reviewed by the independent auditor, and approves the fees to be charged to the Trust by the independent auditor. The audit committee met twice during the fiscal year ended June 30, 2016, with all members in attendance. The audit committee has not identified a “financial expert,” believing that the collective experience and expertise of all of the audit committee members in assessing the performance of companies and the evaluation of financial statements is sufficient to assess the issues which can reasonably be expected to be raised by the Trust’s financial statements.

The Board of Trustees oversees the Trust’s risk profile and the management processes for assessing and managing risk. Periodically throughout the year, the Board reviews strategic risks and opportunities facing the Trust and aspects of the Trust business. Categories of risk reviewed include but are not limited to the following: Audit (risks related to financial controls, legal, regulatory and compliance); Finance (risks related to the capital structure of the enterprise, including borrowings, liquidity, expenditures, and market forces); Corporate Governance and Ethics (compliance with statutory and regulatory measures); and Shareholder security (privacy, cyber security). The Board, together with management, reviews policies and guidelines to assess the performance and functioning of the Trust’s overall risk management function.

The nominating committee nominates the persons to serve as the Trustees, with said nominees to be submitted to the shareholders at their annual meeting. Potential nominees are identified by the Trustees and the qualifications of the nominees are evaluated by the Trustees in their capacities as members of the nominating committee. The nominating committee seeks persons with business, professional and educational backgrounds, and life experiences that demonstrate an ability and willingness to serve as stewards on behalf of the shareholders and prospective shareholders of the Trust. The nominating committee also seeks candidates that are cognizant of and supportive of the regulatory, business and compliance responsibilities inherent in the position as Trustee. The Trust has no separate diversity policy. The nominating committee will consider nominees recommended by security holders when a vacancy occurs among the Trustees, in which event any security holder needs to write to the Trust identifying the nominee and providing information about his/her qualifications. All shareholders may communicate directly to any officer or Trustee at their own addresses provided by this Proxy Statement, the Trust’s Annual Report or Statement of Additional Information. Shareholder communications may be sent to the Trust for forwarding to Trustees or officers. All shareholder communications will be relayed to the Trustees.

The officers of the Trust include a Chairman of the Board of Trustees, Chairmen of the Nominating, Audit and Valuation committees, all of whom are selected by the Trustees from among their members, and a President; Executive Vice President; Vice President, Secretary and Treasurer; an Assistant Secretary and an Assistant Treasurer, all of whom are employees of the Investment Adviser and selected by the Trustees, and a Compliance Officer, selected by the Trustees and independent of the Investment Adviser. The Vice President, Secretary and Treasurer is one individual serving in the several capacities. The Assistant Secretary and Assistant Treasurer is one individual serving in two capacities. The Compliance Officer is also the independent Legal Counsel to the Trust and Trustees. No other person holds more than one position. The leadership structure is based on having Trustees who are independent of management, providing oversight of management and allowing all Trustees to participate in all committee activities, including quarterly meetings of the Trustees with the Trust’s Compliance Officer/Legal Counsel providing direct Risk Oversight independent from management. The structure is seen to maximize the participation and oversight of all Trustees.

All of the 2016 nominees attended the October 27, 2015, Annual Meeting of shareholders. During the fiscal year ended June 30, 2016, all Trustees attended all of the four meetings of the Board of Trustees, and all Trustees attended both meetings of the Audit Committee, the meeting of the Nominating Committee and the meeting of the Valuation Committee.

The Board of Trustees does not have a compensation committee; however, all of the Trustees, being independent Trustees, determine both their own salaries and the fee arrangement for the Compliance Officer, the only Trust Officer directly compensated by the Trust. All of the Trustees have experience with business organizations and utilize their collective judgment to determine what they believe to be fair and reasonable compensation for the duties performed and responsibilities undertaken. Upon request, officers of the Trust may provide information to the Trustees concerning compensation paid to similarly situated directors or trustees of mutual funds. The Trustees do not engage external compensation consultants, but rather may consider comparably situated municipal bond fund compensation of directors, the expenses and size of the Trust and any new or additional responsibilities to be undertaken by the Trustees. No officers of the Trust participate in the Trustees deliberations concerning compensation.

At the October 27, 2015, Annual Meeting of Shareholders 169,913,816.690 Dupree Mutual Funds shares were outstanding and entitled to vote. Of the shares outstanding and entitled to vote 102,110,007.140 shares were present and voting in person or by proxy, for a percentage of 60.095%.

2.	RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The selection by the Board of Trustees of the firm of Ernst & Young LLP, certified public accountants, as the independent certified public accountants for the fiscal year ending June 30, 2017, will be submitted for ratification by the shareholders at the annual meeting. If approved, Ernst & Young LLP will perform audit, tax preparation and other accounting services for the Trust for the fiscal year ending June 30, 2017.

The affirmative vote of a majority of the Trust’s outstanding voting securities is required for ratification of the selection of Ernst & Young LLP as defined in the Investment Company Act of 1940, the phrase “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. Representatives of Ernst & Young LLP are not expected to be in attendance at the annual meeting.

(a)	Audit Fees

For the fiscal years ended June 30, 2015 and June 30, 2016 Ernst & Young LLP billed the Trust $133,800 and $141,900 respectively for audit services provided to the Registrant.

(b)	Audit-Related Fees

Fees for audit related-services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under Audit fees were $-0- and $-0- for fiscal years ended June 30, 2015 and 2016 respectively.

(c)	Tax Fees

For the fiscal years ended June 30, 2015 and June 30, 2016 Ernst & Young LLP billed the Trust $49,300 and $39,500 respectively for professional services for tax compliance, tax advice, and tax planning, which included preparation of the Trust’s federal and state tax returns and review of the Tax portions of the Trust’s Prospectus and Statement of Additional Information.

(d)	All Other Fees

For the fiscal years ended June 30, 2015 and June 30, 2016 Ernst & Young LLP billed the Trust $36,300 and $37,400 respectively for all other services which for the fiscal year ended June 30, 2015 consisted of examination of transfer agent ($10,000); Anti-Money Laundering Advisory services ($7,700); Internal control agreed upon procedures ($10,200); and review of semi-annual report ($8,400). For the fiscal year ended June 30, 2016, services consisted of examination of transfer agent ($10,300); Anti-Money Laundering Advisory services ($7,900); Internal control agreed upon procedures ($10,500) and review of semi-annual report ($8,700).

For the fiscal years ending June 30, 2015 and June 30, 2016, prior to recommending engagement of the independent auditors, the audit committee had received from Ernst & Young LLP a proposed scope of services to be provided during the forthcoming fiscal year. The proposed scope of services delineates the audit and permitted non audit services to be completed. In addition, during the course of any fiscal year, the audit committee may and has identified other areas for review by the independent auditors. Services are provided by the independent auditors only after approval by the audit committee. Communications between the independent auditors and the audit committee concerning the scope of services, both audit and non audit services, are made directly and not through management. All (100%) of the services described above in paragraphs (a) through (d) were approved by the audit committee. Ernst & Young LLP does not provide services for the Trust’s investment adviser absent pre-approval by the audit committee. For the fiscal years ended June 30, 2015 and June 30, 2016 Ernst & Young LLP engaged no persons other than its own full-time permanent employees to perform the audit of the Trust’s financial statements. For the fiscal years ended June 30, 2015 and June 30, 2016 Ernst & Young LLP billed the Trust $85,600 and $76,900 respectively for non-audit services. The audit committee does not consider the provision of the non-audit services to be incompatible with maintaining the principal accountant’s independence

3.	INVESTMENT ADVISORY SERVICES and TRANSFER AGENT SERVICES FOR EACH SERIES OF THE TRUST

Dupree & Company, Inc. (“Dupree”) currently serves as the investment adviser to each Series of the Trust pursuant to separate written investment advisory agreements previously approved by the shareholders of each Series at the Annual Meeting of Shareholder held on October 22, 2014. Each Investment Advisory Agreement commenced November 1, 2014 and will continue in effect until October 31, 2016. Thereafter, at least annually the investment advisory agreements for each Series must be specifically approved by the Trust’s Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the Series’ shares, and in either case, also by a vote of a majority of the Trust’s Trustees who are not “interested persons” of Dupree or the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

On August 29, 2016 the Board of Trustees voted to approve continuation of the Agreements for an additional year commencing November 1, 2016 and continuing until October 31, 2017.

Each investment advisory agreement is subject to termination by either party without penalty on sixty (60) days written notice to the other party, and it terminates automatically in the event of its assignment.

Under the investment advisory agreements for each of the eight tax-free municipal bond Series and the Taxable Municipal Bond Series, Dupree is compensated for its services at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets; .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000; .40 of 1% of the average daily net assets between $150,000,001 and $500,000,000; and .35 of 1% of the average daily net assets between $500,000,000 and $750,000,000; .30 of 1% of the average daily net assets between $750,000,001 and $1,000,000,000 and .25 of 1% of the average daily net assets in excess of $1,000,000,000. Under the investment advisory agreement for the Intermediate Government Bond Series, Dupree is compensated for its services at the annual rate of .20 of 1% of the average daily net assets.

Dupree & Company serves as the Transfer Agent for each Series of the Trust pursuant to a contract which is subject to annual renewal by the Board of Trustees. The Transfer Agent fee is based on the net asset value of each Series of the Trust and is computed for each Series at the annual rate of .15 of 1% of the first $20,000,000 of assets and .12 of 1% of all amounts in excess of $ 20,000,000.

OTHER BUSINESS

The management of the Trust knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

“HOUSEHOLDING” OF PROXY MATERIALS

In accordance with the notices the Trust has sent to registered shareholders, the Trust is sending only one copy of its Annual Report and proxy statement to shareholders who share the same last name and mailing address, unless they have notified the Trust that they want to continue receiving multiple copies. Each shareholder will continue to receive a separate proxy card. The Trust understands that the brokerage community has mailed similar notices to holders of Trust shares who hold their shares in street name. This practice, known as “householding,” is permitted by the SEC and is designed to reduce duplicate mailings and save printing and postage costs, as well as conserves natural resources.

Shareholders who currently receive multiple copies of the annual report and proxy statement at their address and would like to request “householding” of their communications should contact their broker if they are a street name shareholder, or if they are a registered shareholder, should contact the Trust. Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the annual report and proxy statement in the future, may also notify their broker or the Trust. The Trust will promptly deliver a separate copy of the Annual Report and proxy statement at a shared address to which a single copy was delivered upon written or verbal request to: Dupree Mutual Funds, P.O. Box 1149, Lexington, KY 40588, 859-254-7741 or 1-800-866-0914.

SHAREHOLDERS’ PROPOSALS

If a shareholder wishes to present a proposal at the 2017 Annual Meeting of Shareholders, scheduled for that year, such proposal must be received by the Secretary of the Trust at the Trust’s Lexington office prior to May 23, 2017. The Trustees and officers of the Trust welcome the opportunity to discuss proposals or suggestions any shareholder may have.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Go to website www.proxyvote.com

3)   Follow the instructions provided on the website. Remember that equal shares of total votes will be allocated to the non-withheld trustees as nominated.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.

2)   Call 1-800-690-6903

3)   Follow the instructions. Remember that equal shares of total votes will be allocated to the non-withheld trustees as nominated.

To vote by Mail

1)   Read the Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E13658-P82791 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

			For All	Withhold All	For All Except

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. Equal shares of total votes will be allocated to the non-withheld trustees as nominated.

1.	ELECTION OF TRUSTEES Nominees:		☐	☐	☐
	01) James C. Baughman, Jr.	04) Ann Rosenstein Giles
	02) William A. Combs, Jr.	05) Marc A. Mathews
03) C. Timothy Cone

	For	Against	Abstain

2. APPROVAL OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.	☐	☐	☐

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

	Yes	No

The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement, each dated September 20, 2016. All joint owners, all Trustees and other required co-signees, etc. MUST sign. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF SHAREHOLDERS: THE PROXY STATEMENT IS AVAILABLE AT

www.dupree-funds.com/forms.html

Your vote is important.

Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hope you will be able to attend the annual shareholder’s meeting.

E13659-P82791

DUPREE MUTUAL FUNDS

PROXY SOLICITED BY THE BOARD OF TRUSTEES

FOR ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 26, 2016

The undersigned hereby constitutes and appoints ALLEN E. GRIMES, III and MICHELLE DRAGOO and each of them, with full power of substitution, to represent the UNDERSIGNED at the Annual Meeting of the Shareholders of DUPREE MUTUAL FUNDS (the “Trust”) to be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, KY 40507-1636 on WEDNESDAY, OCTOBER 26, 2016 at 10:00 A.M., Lexington time, and at any adjournments thereof to vote all of the shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER ON THE MATTERS PROPOSED ON THE REVERSE SIDE BY THE TRUST. IF THE PROXY IS SIGNED BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)